4131-2309-9215.4

EXHIBIT 10.1

HCW BIOLOGICS INC.

SENIOR SECURED NOTE PURCHASE AGREEMENT

This Senior Secured Note Purchase Agreement (this “Agreement”) is made as of March 28, 2024 (the “Closing Date”) by and between HCW Biologics Inc., a Delaware corporation (the “Company”), and each of the purchasers listed on Exhibit B attached to this Agreement (each a “Purchaser” and together the “Purchasers”).

RECITALS

The Company desires to issue and sell and each Purchaser desires to purchase, a senior secured promissory note in substantially the form attached to this Agreement as Exhibit A (the “Note”). Capitalized terms not otherwise defined herein have the meaning given them in the Note.

AGREEMENT

The parties hereby agree as follows:

1.
Purchase and Sale of Notes.
(a)
Sale and Issuance of Notes. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each Purchaser a Note in the principal amount set forth opposite such Purchaser’s name on Exhibit B. The purchase price of each Note shall be equal to 100% of the principal amount of such Note. The Company’s agreements with each of the Purchasers are separate agreements, and the sales of the Notes to each of the Purchasers are separate sales.
(b)
Closing; Delivery.
(i)
The purchase and sale of the Notes shall take place remotely by the mailed or electronic exchange (including, for the avoidance of doubt, by DocuSign) among the parties and their counsel. All documents and deliverables required under this Agreement must be received by 10:00 a.m. Eastern Time, on March 28, 2024, or in such other manner or at such other time and place as the Company and the Purchasers mutually agree, orally or in writing (which time and place are designated as the “Closing”). In the event there is more than one closing, the term “Closing” shall apply to each such closing, unless otherwise specified herein, but in no event shall such Closing take place later than ninety (90) days after March 28, 2024.
(ii)
At each Closing, the Company shall deliver to each Purchaser the Note to be purchased by such Purchaser against (1) each Purchaser’s commitment to remit payment of the purchase price therefor by check payable to the Company or by wire transfer to a bank designated by the Company in accordance with the wire instructions attached as Exhibit C hereto at or before the Closing Date, (2) delivery of counterpart signature pages to this Agreement and the Note, and (3) delivery of a validly completed and executed IRS Form

4131-2309-9215.4

W-8BEN/W-8BEN-E, IRS Form W-9 or similar form, as applicable, establishing such Purchaser’s exemption from withholding tax.
(iii)
Until the earlier of (A) such time as the aggregate amount of committed principal indebtedness evidenced by the Notes equals a total of $10,000,000, or (B) the date 90 days from March 28, 2024, the Company may sell additional Notes to such persons or entities as determined by the Company, or to any Purchaser who desires to acquire additional Notes. All such sales shall be made on the terms and conditions set forth in this Agreement. For purposes of this Agreement, and all other agreements contemplated hereby, any additional purchaser so acquiring Notes shall be deemed to be a “Purchaser” for purposes of this Agreement, and any notes so acquired by such additional purchaser shall be deemed to be “Notes”.
2.
Security Interest. The indebtedness evidenced by the Notes shall be secured by the Company’s equity ownership interest in Wugen, Inc. (the “Pledged Shares”) in accordance with the provisions of a pledge agreement among the Company and the Purchasers in the form attached as Exhibit D to this Agreement (the “Pledge Agreement”).
3.
Optional Prepayment. The Notes may be prepaid in whole or in part at any time prior to the Maturity Date (each, a “Prepayment Event”); provided, however, that the amount of any such prepayment (the “Prepayment Amount”) must be made to all the Purchasers on a pro rata basis based on their respective pro rata share of the principal amount of the Notes. Notwithstanding anything to the contrary set forth herein, if there is a Prepayment Event, then on the date thereof (the “Prepayment Date”), in addition to the Prepayment Amount the Company shall pay the Premium Amount (as defined below) to all the Purchasers on a pro rata basis based on their respective pro rata share of the principal amount of the Notes. For purposes of this Agreement, the “Premium Amount” shall equal to the product of (i) the aggregate principal balance of the Notes then outstanding as of the applicable Prepayment Date prior to giving effect to the Prepayment Amount, multiplied by (ii) 0.05.
4.
Mandatory Prepayment. Upon the occurrence of a qualifying event prior to Maturity Date described in this Section 4, the Notes, including principal, accrued interest thereon, plus the Premium Amount required under Section 3 above, must be paid in the manner and to the extent provided herein. Any proceeds remaining from the sale of the Pledge Shares after meeting Mandatory Prepayment requirements shall be retained by the Company.
(i)
Qualifying event related to an Initial Public Offering (as defined below) or Merger Event (as defined below):
(1)
In the event that Wugen, Inc. completes its Initial Public Offering or undergoes Merger Event prior to the Maturity Date, which results in a price per share for the Pledged Shares of at least $5.00 (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification), the Company shall sell the Pledged Shares for cash and apply the proceeds of the sale of the Pledged Shares, pro rata, first to prepay in full the indebtedness evidenced by the Notes, including any accrued and unpaid interest thereon, plus the Premium Amount.

4131-2309-9215.4

(2)
Pledged Shares must be freely tradeable, with all marketing restrictions expired, including a 180-day lockup requirement that is typical of Initial Public Offerings and Merger Events.
(3)
All Purchasers will participate in the Mandatory Prepayment event and the Notes, including principal, accrued interest thereon and Premium Amount, will be prepaid to Purchasers as provided in this Section 4.
(4)
In order to effect the sale of the Pledged Shares, Purchasers agree to release the Pledged Shares from escrow so that the Company may sell the Pledged Shares. Company shall notify Purchasers of a qualifying event and agrees to effect the sale of Pledged Shares within fifteen (15) business days from the time the Pledged Shares are removed from escrow. The Company will instruct the institutional broker to wire proceeds directly to each Purchaser in the amount of Note, including principal, accrued interest thereon and Premium Amount. Any proceeds remaining will be wired directly to the Company.
(ii)
Qualifying event related to the acquisition of Wugen Inc. by another entity for cash or publicly-traded securities:
(1)
In the event that Wugen Inc. is acquired by an entity for cash or publicly-traded securities prior to the Maturity Date, the Company will pay Purchaser full indebtedness evidenced by the Notes, including any accrued and unpaid interest thereon, plus Premium Amount.
(2)
In the event that Wugen Inc. is acquired by an entity for publicly-traded securities prior to the Maturity Date, the Company will follow the same procedures described in Subsection (i) above.

For purposes of this Section 4, the following terms used in this Agreement have the respective meanings set forth below:

“Initial Public Offering” means an underwritten initial public offering of Wugen common stock pursuant to an effective registration statement filed under the Securities Act (as defined below), covering the offer and sale of its common stock that results in the listing of the Wugen common stock on the New York Stock Exchange, New York Stock Exchange American or the Nasdaq Stock Market.

“Merger Event” means (i) any merger or other similar transaction to which Wugen is a party as a result of which Wugen’s common stock, in whole or in part, is converted into or exchanged for cash or securities of any successor entity or (ii) the sale, lease, exchange, exclusive, irrevocable license or other transfer of all or substantially all of Wugen’s properties or assets (as determined on a consolidated basis) to any successor entity (other than to the Company).

5.
Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that:

4131-2309-9215.4

(a)
Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.
(b)
Authorization. This Agreement and the Notes have been duly authorized by the Board of Directors of the Company. This Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Waiver from Wugen. The Company represents that it has obtained a waiver from Wugen and certain of its stockholders to various transfer restrictions set forth in the Amended and Restated Right of First Refusal and Co-Sale Agreement, dated July 9, 2021, by and between Wugen and those stockholders.

(c)
Disqualification. The Company is not disqualified from relying on Rule 506 of Regulation D (“Rule 506”) under the Securities Act of 1933, as amended (the “Securities Act”) for any of the reasons stated in Rule 506(d) in connection with the issuance and sale of the Notes to the Purchasers. The Company has furnished to each Purchaser, a reasonable time prior to the Closing Date, a description in writing of any matters that would have triggered disqualification under Rule 506(d) but which occurred before September 23, 2013, in each case, in compliance with the disclosure requirements of Rule 506(e).
6.
Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company that:
(a)
Authorization. Such Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.
(b)
Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Note to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the

4131-2309-9215.4

Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Note. The Purchaser either has not been formed for the specific purpose of acquiring the Note, or each beneficial owner of equity securities of or equity interests in the Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.
(c)
Knowledge. The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Note.
(d)
Restricted Securities. The Purchaser understands that the Note has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Note is a “restricted security” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Note indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Note for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Note, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.
(e)
No Public Market. The Purchaser understands that no public market now exists for the Note, and that the Company has made no assurances that a public market will ever exist for the Note.
(f)
Legends. The Purchaser understands that the Note may bear one or all of the following legends:
(i)
“THE NOTE REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”
(ii)
Any legend required by the securities laws of any state to the extent such laws are applicable to the Note.
(g)
Restrictions on Security. The Purchaser acknowledges that the market for the Pledged Shares may be illiquid and, accordingly, the Purchaser may not be able to

4131-2309-9215.4

liquidate the Pledged Shares following receipt thereof upon an Event of Default (as defined in the Note) and that the Pledged Shares are subject to the various transfer restrictions set forth in Section 3 of that certain Common Stock Issuance Agreement, dated December 24, 2020 as amended on July 9, 2021, by and between the Company and Wugen, Inc. and any amendments or supplements thereto, including any market standoff provisions, as well as certain rights of first refusal, co-sale rights and other rights that expire following the Initial Public Offering or Merger Event.
(h)
Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) (1), (2), (3) or (7) of Regulation D promulgated under the Securities Act.
(i)
Disqualification. The Purchaser represents that neither the Purchaser, nor any person or entity with whom the Purchaser shares beneficial ownership of Company securities, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. Each Purchaser also agrees to notify the Company if such Purchaser or any person or entity with whom such Purchaser shares beneficial ownership of Company securities becomes subject to such disqualifications after the Closing Date (so long as such Purchaser or any such person beneficially owns any equity securities of the Company).
(j)
Foreign Investors. If a Purchaser is not a United States person (as defined by Rule 902(k) under the Securities Act), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Note or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Note, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Note. Such Purchaser’s subscription and payment for, and his or her continued beneficial ownership of the Note, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.
(k)
Foreign Investment Regulations. Each Purchaser represents that any consideration to be paid for the Note pursuant to this Agreement does not derive from activity that is or was contrary to law or from a person or location that is or was the subject of a United States embargo or other economic sanction and that no consideration to be paid for the Note in accordance with this Agreement will provide the basis for liability for any person under United States anti-money laundering laws or economic sanctions laws. Each Purchaser represents that neither such Purchaser nor any of its nominees or affiliates is on the specially designated OFAC list or similar European Union watch list.
7.
Collateral Agent. The Company hereby appoints Mercedes M. Sellek, P.A., as Collateral Agent to act for the Purchasers as collateral agent (the “Collateral Agent”), to hold the Pledged Shares for the benefit of the Purchasers.
8.
Conditions of the Purchasers’ Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

4131-2309-9215.4

(a)
Representations and Warranties. The representations and warranties of the Company contained in Section 5 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.
(b)
Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Note pursuant to this Agreement shall be obtained and effective as of the Closing.
(c)
Collateral Agent. The Company shall have appointed Mercedes M. Sellek, P.A., as Collateral Agent in accordance with Section 7 of this Agreement and the Escrow Agreement.
(d)
Pledge Agreement. The Company and the Collateral Agent shall have executed the Pledge Agreement.
9.
Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:
(a)
Representations and Warranties. The representations and warranties of each Purchaser contained in Section 6 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.
(b)
Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Note pursuant to this Agreement shall be obtained and effective as of the Closing.
(c)
Delivery of Form W-8 BEN or Form W-9. Each Purchaser shall have completed and delivered to the Company a validly executed IRS Form W-8 BEN or IRS Form W-9, as applicable, establishing such Purchaser’s exemption from withholding tax as required by the tax authority of the Company’s or Purchase’s respective jurisdiction.
10.
Finder’s Fee. Each Purchaser represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.
11.
Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that none of the other Purchasers nor the respective controlling persons, officers, directors, partners, agents, or employees of such other Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Note.

4131-2309-9215.4

12.
Expenses. Each of the Purchasers and the Company agree to pay its own respective costs and expenses in connection with the preparation, execution, and delivery of this Agreement and the Note.
13.
Miscellaneous.
(a)
Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of New York, without giving effect to principles of conflicts of law.
(b)
Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.
(c)
Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the aggregate unpaid principal amount of the Notes. Any amendment or waiver effected in accordance with this Section 13(c) shall be binding upon each Purchaser and each transferee of the Notes, each future holder of all such Notes, and the Company.
(d)
Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)
Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)
Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(g)
Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly,

4131-2309-9215.4

this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(h)
Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile or scanned copy will have the same force and effect as execution of an original, and a facsimile or scanned signature will be deemed an original and valid signature.

[Signature Pages Follow]

4131-2309-9215.4

The parties have executed this Senior Secured Note Purchase Agreement as of the date first written above.

the company:

HCW BIOLOGICS INC.

By:/s/ Hing C. Wong

Title: CEO

Address:

2929 N Commerce Pkwy

Miramar, FL 33025

Email: HingWong@hcwbiologics.com

4131-2309-9215.4

The parties have executed this Senior Secured Note Purchase Agreement as of the date first written above.

The Purchasers:

Benjamin J. Patz
(Print Name)

By: /s/ Benjamin J. Patz

(Signature)

Name: Benjamin J. Patz

Title:

Address:
[***]

[***]

Email: [***]

4131-2309-9215.4

The parties have executed this Senior Secured Note Purchase Agreement as of the date first written above.

The Purchasers:

Chris Cheung & Ling Cheung
(Print Name)

By:/s/ Chris Cheung

(Signature)

By:/s/ Ling Cheung

(Signature)

Name: Chris Cheung and Ling Cheung

Title:

Address:
[***]

[***]

Email: [***]

4131-2309-9215.4

The parties have executed this Senior Secured Note Purchase Agreement as of the date first written above.

The Purchasers:

gary m. winer
(Print Name)

By: /s/ Gary M. Winer

(Signature)

Name:

Title:

Address:
[***]

[***]

Email: [***]

4131-2309-9215.4

The parties have executed this Senior Secured Note Purchase Agreement as of the date first written above.

The Purchasers:

Ho Cheung Wong
(Print Name)

By:/s/ Ho Cheung Wong

(Signature)

Name: Ho Cheung Wong

Title:

Address:
[***].

[***]

Email: [***]

4131-2309-9215.4

The parties have executed this Senior Secured Note Purchase Agreement as of the date first written above.

The Purchasers:

Hoi Sang Yeung
(Print Name)

By: /s/ Hoi Sang Yeung

(Signature)

Name:

Title:

Address:
[***]

[***]

Email: [***]

4131-2309-9215.4

The parties have executed this Senior Secured Note Purchase Agreement as of the date first written above.

The Purchasers:

R. Kemp Riechmann Trustee Revocable Trust of Roland Kemp Riechmann
(Print Name)

By: /s/ Kemp Riechmann

(Signature)

Name: R. Kemp Riechmann

Title: Trustee

Address:
[***]

[***]

Email: [***]

4131-2309-9215.4

The parties have executed this Senior Secured Note Purchase Agreement as of the date first written above.

The Purchasers:

LMV HOlding
(Print Name)

By: /s/ Cornelis Van De Velde

(Signature)

Name:Cornelis van de velde

Title:CEO

Address:
[***]

[***]

Email:

4131-2309-9215.4

The parties have executed this Senior Secured Note Purchase Agreement as of the date first written above.

The Purchasers:

Michael Poon & Manwah Wong
(Print Name)

By: /s/ Michael Poon

(Signature)

By: /s/ Manwah Wong

(Signature)

Name: Michael Poon & Manwah Wong

Title:

Address:
[***]

[***]

Email: [***]

4131-2309-9215.4

The parties have executed this Senior Secured Note Purchase Agreement as of the date first written above.

The Purchasers:

rebecca byam
(Print Name)

By:/s/ Rebecca Byam

(Signature)

Name: Rebecca Byam

Title:

Address:
[***]

[***]

Email: [***]

4131-2309-9215.4

The parties have executed this Senior Secured Note Purchase Agreement as of the date first written above.

the company:

HCW BIOLOGICS INC.

By:/s/ Rebecca Byam

Title: CFO

Address:

2929 N Commerce Pkwy

Miramar, FL 33025

Email: rebeccabyam@hcwbiologics.com

4131-2309-9215.4

The parties have executed this Senior Secured Note Purchase Agreement as of the date first written above.

The Purchasers:

Hing C. Wong
(Print Name)

By:/s/ Hing C. Wong

(Signature)

Name: Hing C. Wong

Title:

Address:
[***]

[***]

Email: [***]

EXHIBIT A

SENIOR SECURED PROMISSORY NOTE

[***]

4131-2309-9215.4

EXHIBIT B

SCHEDULE OF PURCHASERS

Name	Note Principal Amount	Purchase Date
Dr. Hing C Wong	$620,000	03/28/24

Chris Cheung & Ling Cheung	200,000	03/28/24

Michael Poon & Manwah Wong	100,000	03/28/24

Ho Cheung Wong	60,000	03/28/24

Hoi Sang Yeung (Kelly)	250,000	03/28/24

R. Kemp Riechmann Trustee Revocable Trust of Roland Kemp Riechmann	250,000	03/28/24

Benjamin J. Patz	250,000	03/28/24

Rebecca Byam	220,000	03/28/24

Gary M. Winer	50,000	03/28/24

LMV Holding	8,000,000	03/28/24

Total Secured Loan	$10,000,000

4131-2309-9215.4

EXHIBIT C

WIRE INSTRUCTIONS

[***]

4131-2309-9215.4

EXHIBIT D

PLEDGE AGREEMENT

[***]